COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2025
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

NOTE 19 — COMMITMENTS AND CONTINGENCIES

The following table sets forth the Company’s contractual obligations as of June 30, 2025.

	Payment Due by Period
	Total	Less than 1 Year	1-3 Years
Short-term bank loans	$13,953,020	$13,953,020	$—
Lease payment	204,490	115,481	89,009
Long term loan	8,405,830	2,591,659	5,814,171
Total	$22,563,340	$16,660,160	$5,903,180

Other than as shown above, the Company did not have any significant capital and other commitments, long-term obligations or guarantees as of December 31, 2024 and June 30, 2025. In the ordinary course of the business, the Company is subject to periodic legal or administrative proceedings. As of December 31, 2024 and June 30, 2025, the Company is not a party to any legal or administrative proceedings which will have a material adverse effect on the Company’s business, financial position, results of operations and cash flows.